EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the undersigned constitutes and appoints L.
M. Frecon, S. S. Marshall and K. L. Thome, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement covering the Compensation Plan for Non-Employee Directors of General Mills, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do everything requisite and necessary to be done in connection therewith, as fully might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes may lawfully do or cause to be done by virtue hereof.


                              /s/ Stephen W. Sanger
                                  Stephen W. Sanger
                              Dated: June 24, 1996


                              /s/ Richard M. Bressler
                                  Richard M. Bressler
                              Dated:  June 24, 1996


                              /s/ L. D. DeSimone
                                  L. D. DeSimone
                              Dated: June 24, 1996


                              /s/ Charles W. Gaillard
                                  Charles W. Gaillard
                              Dated:  June 24, 1996


                              /s/ Judith Richards Hope
                                  Judith Richards Hope
                              Dated:  June 24, 1996


                              /s/ Kenneth A. Macke
                                  Kenneth A. Macke
                              Dated: June 24, 1996


                              /s/ George Putnam
                                  George Putnam
                              Dated: June 24, 1996


                              /s/ Michael D. Rose
                                  Michael D. Rose
                              Dated: June 24, 1996


                              /s/ Dorothy A. Terrell
                                  Dorothy A. Terrell
                              Dated: June 24, 1996


                              /s/ Raymond G. Viault
                                  Raymond G. Viault
                              Dated: June 24, 1996


                              /s/ C. Angus Wurtele
                                  C. Angus Wurtele
                              Dated: June 24, 1996